MUNIYIELD
CALIFORNIA
FUND, INC.




FUND LOGO




Semi-Annual Report

April 30, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.






MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield California Fund, Inc.


TO OUR SHAREHOLDERS


For the six-month period ended April 30, 1998, the Common Stock of MuniYield California Fund, Inc. earned $0.473 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 6.10%, based on a month-end per share net asset value of $15.64. Over the same period, the total investment return on the Fund's Common Stock was +1.26%, based on a change in per share net asset value from $15.98 to $15.64, and assuming reinvestment of $0.479 per share income dividends and $0.065 per share capital gains distributions.

The average yields of the Fund's Auction Market Preferred Stock for the six months ended April 30, 1998 were as follows: Series A, 3.97%; Series B, 3.43%; and Series C, 3.02%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued more than $72 billion in new securities, an increase of over 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, more than $100 billion in investment-grade corporate bonds have been underwritten, an increase of over 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.


MuniYield California Fund, Inc.
April 30, 1998


It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
In general, we have continuously managed MuniYield California Fund, Inc. with a focus on seeking to enhance current income. As a result of this strategy, during the six months ended April 30, 1998 the Fund had an above-industry average yield, largely because it is one of the more mature leveraged California municipal tax-exempt portfolios. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

Recently, we have made an effort to balance this high-coupon structure by adding performance-based positions to the Fund that are more sensitive to interest rate moves. We believe these additions may provide greater total return if the general level of interest rates were to resume their decline later this year. A growing Federal budget surplus, a corresponding scaling back of Treasury bond issuance and a historically low level of inflationary expectations give us confidence that debt securities are likely to be well supported going forward. Also, as the California municipal calendar of new issuance subsides, the technical position of the municipal market is likely to improve, possibly leading to significant price appreciation. California municipal bonds are currently at historically attractive percentages relative to their taxable counterparts. Therefore, we believe a more aggressive stance within the Fund's portfolio mix is warranted. However, a more aggressive position does not mean a lowering of credit quality. In response to inordinately tight credit quality spreads, the Fund's percentage of assets devoted to securities rated AA or better by at least one of the major rating agencies was 85% at April 30, 1998.


In Conclusion
We would like to welcome the shareholders from Taurus MuniCalifornia Holdings, Inc. We appreciate your ongoing interest in MuniYield
California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



June 1, 1998




MuniYield California Fund, Inc.
April 30, 1998


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield California Fund, Inc.
April 30, 1998


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

California--97.8%
                          California HFA, Home Mortgage Revenue Bonds:
AA-      Aa2     $  610     AMT, Series C, 7.45% due 8/01/2011                                                    $  619
AA-      Aa         440     AMT, Series C, 7.60% due 8/01/2030                                                       463
AA-      Aa2        790     AMT, Series D, 7.75% due 8/01/2010                                                       837
AAA      Aaa      5,000     AMT, Series E, 6.10% due 8/01/2029 (b)                                                 5,257
AA-      Aa       2,565     AMT, Series E-1, 6.70% due 8/01/2025                                                   2,732
AA-      Aa       6,930     AMT, Series F-1, 7% due 8/01/2026                                                      7,466
AA-      Aa       5,735     AMT, Series N, 6.375% due 2/01/2027                                                    6,110
AA-      Aa       2,180     Series D, 7.25% due 8/01/2017                                                          2,297

AA-      Aa       3,750   California HFA, Revenue Bonds, RIB, AMT, 9.162% due 8/01/2023 (h)                        4,252

                          California Health Facilities Financing Authority Revenue Bonds:
A1+      VMIG1++  1,000     (Adventist Hospital), VRDN, Series A, 4.10% due 9/01/2028 (a)(c)                       1,000
AAA      Aaa      2,000     (Kaiser Permanente), Series A, 7% due 10/01/2018 (c)                                   2,110
A1+      VMIG1++    135     (Pooled Loan Program), VRDN, Series 85-B, 4.05% due 7/01/2013 (a)(d)                     135
AAA      Aaa     10,000     RITR, Series 17, 6.37% due 8/15/2030 (c)(h)                                           10,038
AAA      Aaa      5,435     Refunding (Children's Hospital), 5.375% due 7/01/2016 (c)                              5,471
AAA      Aaa      4,085     (San Diego Hospital Association), Series A, 6.70% due 10/01/2010 (c)                   4,419
NR*      A        2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018                           3,123
A+       A        3,600     (Sutter Health Hospital), Series 89-A, 6.70% due 1/01/2013                             3,692

                          California Pollution Control Financing Authority, PCR, Refunding
                          (Pacific Gas and Electric Co.), VRDN (a):
A1+      NR*      2,840     AMT, Series C, 4.20% due 11/01/2026                                                    2,840
A1+      NR*      1,000     Series C, 4.05% due 11/01/2026                                                         1,000
A1+      NR*      4,500     Series F, 4.10% due 11/01/2026                                                         4,500

AAA      Aaa      1,500   California Pollution Control Financing Authority, PCR, Refunding
                          (San Diego Gas and Electric Co.), Series A, 5.90% due 6/01/2014 (c)                      1,644

NR*      Aaa      1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (i)          1,319


MuniYield California Fund, Inc.
April 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                     (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

California--(continued)
                          California State, Department of Water Resources, Water Systems Revenue Bonds
                          (Central Valley Project):
AAA      Aaa    $10,000     Refunding, Series Q, 5.375% due 12/01/2027 (c)                                       $10,019
AA       Aa2      3,000     Series O, 4.75% due 12/01/2025                                                         2,734

                          California State Public Works Board, Lease Revenue Bonds:
A        Aaa      1,000     (Department of Corrections--Monterey County Soledad II), Series A, 6.875% due
                            11/01/2004 (g)                                                                         1,154
A        Aaa      6,800     (Department of Corrections--Monterey County Soledad II), Series A, 7% due
                            11/01/2004 (g)                                                                         7,893
AAA      Aaa      2,625     Refunding (California Community Colleges), Series B, 5.625% due 3/01/2019 (b)          2,685
AAA      Aaa      7,125     Refunding (California State University Projects), Series A, 5.375% due
                            10/01/2017 (b)                                                                         7,195
A        Aaa      7,130     (Various California State University Projects), Series A, 6.625% due
                            10/01/2002 (g)                                                                         7,919
AAA      Aaa     14,800     (Various California State University Projects), Series A, 6.70% due
                            10/01/2002 (g)                                                                        16,483
A        Aaa      3,535     (Various Community College Projects), Series B, 7% due 3/01/2004 (g)                   4,064

AAA      Aaa      5,000   California State, Refunding, GO, UT, 5% due 2/01/2023 (d)                                4,774

AA       Aa       4,750   California Statewide Community Development Authority Revenue Bonds, COP
                          (Saint Joseph Health System Group), 6.625% due 7/01/2004 (g)                             5,366

AAA      Aaa      3,000   Cerritos, California, Public Financing Authority, Revenue Refunding Bonds
                          (Los Coyotes Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (b)             3,555

A+       Aaa      3,000   Contra Costa County, California, COP (Merrithew Memorial Hospital), 6.60% due
                          11/01/2002 (g)                                                                           3,334

AAA      Aaa      6,435   Contra Costa County, California, Public Financing Authority, Lease Revenue Refunding
                          Bonds (Various Capital Facilities), Series A, 5.35% due 8/01/2024 (c)                    6,416

BBB      NR*      3,000   Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                          Refunding Bonds, Series A, 7.10% due 8/01/2022                                           3,272

NR*      NR*        810   Cypress, California, S/F Residential Mortgage Revenue Refunding Bonds, Series B,
                          7.25% due 1/01/2012 (j)                                                                    987

AAA      Aaa      2,010   Fresno, California, Sewer Revenue Bonds, Series A-1, 6.25% due 9/01/2014 (b)             2,283

BBB      Baa      1,845   Inglewood, California, Public Financing Authority Revenue Bonds
                          (Manchester-Prairie-North Inglewood Industrial Park Project), Series B,
                          7% due 5/01/2022                                                                         1,992

AAA      Aaa      3,645   Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                          Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)                        4,022

AAA      Aaa      4,000   Los Angeles, California, Convention and Exhibition Center Authority,
                          Lease Revenue Bonds, RITR, Series 21, 6.37% due 8/15/2018 (c)(h)                         4,035

                          Los Angeles, California, Department of Water and Power, Electric Plant
                          Revenue Bonds (h):
A+       Aa3      7,300     RIB, Refunding, 6.375% due 2/01/2020                                                   7,833
AAA      Aaa      6,200     RITR, Series 18, 6.42% due 11/15/2031 (d)                                              6,208

AAA      Aaa      3,925   Los Angeles, California, Department of Water and Power, Waterworks

                          Revenue Bonds, 6.30% due 7/01/2024 (c)                                                   4,297
                          Los Angeles, California, Harbor Department Revenue Bonds:
AA       Aa3      4,240     AMT, Series B, 6.60% due 8/01/2015                                                     4,630
AA       Aa3      8,855     AMT, Series B, 6.625% due 8/01/2019                                                    9,653
AAA      Aaa      4,000     RITR, AMT, Series 7, 7.995% due 11/01/2026 (c)(h)                                      4,905


MuniYield California Fund, Inc.
April 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                     (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

California--(continued)
AAA      NR*     $  215   Los Angeles, California, S/F Home Mortgage Revenue Bonds, AMT,
                          Series A, 7.55% due 12/01/2023 (i)                                                      $  225

AAA      Aaa      5,000   Los Angeles, California, Wastewater System Revenue Bonds, Series A,
                          5% due 6/01/2028 (d)                                                                     4,754

AAA      Aaa      5,000   Los Angeles County, California, Metropolitan Transportation Authority,
                          Sales Tax Revenue Bonds, RITR, Series 30, 6.12% due 7/01/2023 (b)(h)                     4,806

AAA      Aaa      2,955   M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project),
                          Series E, 6.50% due 7/01/2017 (c)                                                        3,175

AA       Aa2     10,000   Metropolitan Water District, Southern California Waterworks Revenue Bonds,
                          Series A, 5% due 7/01/2026                                                               9,535

AAA      Aaa      2,000   Monterey County, California, COP (Natividad Medical Improvement Center),
                          Series E, 4.75% due 8/01/2027 (c)                                                        1,823

AAA      Aaa      2,500   Northern California Power Agency, Multiple Capital Facilities Revenue
                          Bonds, RIB, 9.04% due 9/02/2025 (c)(h)                                                   2,944

                          Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds
                          (Oakland Administration Buildings) (b):
AAA      Aaa      2,000     5.90% due 8/01/2016                                                                    2,131
AAA      Aaa      6,000     5.75% due 8/01/2021                                                                    6,230
AAA      Aaa      5,395     5.75% due 8/01/2026                                                                    5,602

AAA      Aaa      4,070   Oakland, California, State Building Authority, Lease Revenue Bonds
                          (Elihu M. Harris), Series A, 5% due 4/01/2023 (b)                                        3,886

AAA      Aaa      7,840   Orange County, California, Local Transportation Authority, Sales Tax
                          Revenue Bonds, RITR, Series B, 7.82% due 2/15/2002 (g)(h)                                9,085

A+       A1       2,000   Pasadena, California, COP, Refunding (Old Pasadena Package Facility Project),
                          6.25% due 1/01/2018                                                                      2,211

NR*      A2       3,750   Rancho Mirage, California, Joint Powers Financing Authority, COP
                          (Eisenhower Memorial Hospital), 7% due 3/01/2002 (g)                                     4,163

AAA      Aaa      2,345   Richmond, California, Redevelopment Agency, Tax Allocation, Refunding
                          (Harbour Redevelopment Project), Series A, 5.50% due 7/01/2018 (c)                       2,384

A1+      Aa1      2,200   Roseville, California, Finance Authority, Hospital Lease Revenue Bonds
                          (Roseville Hospital), VRDN, Series A, 3.95% due 10/01/2014 (a)                           2,200

A+       Aaa     18,000   Sacramento, California, City Financing Authority Revenue Bonds,
                          6.80% due 11/01/2001 (g)                                                                19,843

AAA      Aaa      1,720   San Diego, California, IDR, RITR, 7.785% due 9/01/2018 (h)                               1,969

BBB+     Baa1     1,300   San Diego, California, Redevelopment Agency, Tax Allocation,
                          Refunding (Horton Project), Series B, 6.625% due 11/01/2017                              1,436

                          San Francisco, California, Bay Area Rapid Transit District,
                          Sales Tax Revenue Refunding Bonds (b):
AAA      Aaa      2,000     4.75% due 7/01/2023                                                                    1,838
AAA      Aaa     21,500     5% due 7/01/2028                                                                      20,440


MuniYield California Fund, Inc.
April 30, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                     (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

California--(concluded)
                          San Francisco, California, City and County Airport Commission,
                          International Airport Revenue Bonds, Second Series:
AAA      Aaa    $ 3,000     AMT, Issue 5, 6.50% due 5/01/2019 (d)                                                $ 3,243
AAA      Aaa      4,525     AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                  4,915
AAA      Aaa     21,910     Issue 15-B, 4.50% due 5/01/2028 (c)                                                   19,026
AAA      Aaa     12,000     Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                           13,030
AAA      Aaa      2,000     Refunding, Issue 2, 6.75% due 5/01/2013 (c)                                            2,214

AAA      Aaa      4,715   San Francisco, California, City and County Redevelopment Agency,
                          Lease Revenue Bonds (George R. Moscone Convention Center), 6.80% due
                          7/01/2019 (f)                                                                            5,300

AA+      NR*        105   San Francisco, California, City and County S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, 7.45% due 1/01/2024 (e)                         110

AAA      Aaa      3,500   San Mateo County, California, Joint Powers Financing Authority, Lease
                          Revenue Refunding Bonds (Capital Projects Program), 5% due 7/01/2021 (c)                 3,388

AAA      Aaa     15,000   Santa Clara, California, Electric Revenue Refunding Bonds, Series A, 5%
                          due 7/01/2027(b)                                                                        14,270

                          Santa Clara County, California, Financing Authority, Lease Revenue Bonds,
                          Series A (b):
AAA      Aaa     13,000     Refunding, 5% due 11/15/2022                                                          12,416
AAA      Aaa      9,525     (VMC Facility Replacement Project), 6.75% due 11/15/2004 (g)                          10,940
AAA      Aaa      2,000     (VMC Facility Replacement Project), 6.875% due 11/15/2004 (g)                          2,310

AAA      Aaa      3,850   Santa Cruz County, California, COP, Refunding (Capital Facilities Project),
                          5.60% due 9/01/2023 (c)                                                                  4,060

AAA      Aaa      5,000   Santa Fe Springs, California, Community Development Common Tax  Allocation,
                          Refunding (Consolidated Redevelopment Program), Series A, 5% due 9/01/2017 (c)           4,837

AAA      Aaa      3,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                          (Consolidated Redevelopment Project), Series A, 6% due 9/01/2014 (c)                     3,230

AAA      Aaa      7,750   Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                          Project), Series A, 6.50% due 9/01/2002 (d)(g)                                           8,526

                          Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT:
AAA      NR*      2,115     (Mortgage-Backed Securities), Series A, 7.625% due 10/01/2023 (i)                      2,221
AAA      NR*      1,080     Series A, 6.75% due 9/01/2022 (e)                                                      1,134
AAA      NR*        160     Series B, 7.75% due 3/01/2024 (e)                                                        168

AAA      VMIG1++  1,500   Southern California Public Power Authority, Power Project Revenue
                          Refunding Bonds (Sub-Palo Verde Project), VRDN, Series C, 3.90% due
                          7/01/2017 (a)(b)                                                                         1,500

AAA      Aaa      5,000   Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant
                          Expansion), Series A, 6.80% due 9/01/2004 (d)(g)                                         5,738

A        NR*      1,385   Torrance, California, Hospital Revenue Refunding Bonds (Little Company
                          of Mary Hospital), 6.875% due 7/01/2015                                                  1,500

AAA      Aaa      6,645   University of California Revenue Bonds, RITR, Series 13, 8.37% due
                          9/01/2019 (c)(h)                                                                         7,941

A+       NR*      3,300   University of California Revenue Refunding Bonds (Multiple Purpose
                          Projects), Series A, 6.875% due 9/01/2002 (g)                                            3,680


MuniYield California Fund, Inc.
April 30, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                              Issue                                                    (Note 1a)

Puerto Rico--2.2%
A        Baa1   $ 5,500   Puerto Rico Commonwealth, Highway and Transportation Authority,
                          Highway Revenue Refunding Bonds, Series V, 6.625% due 7/01/2012                       $  6,008

                          Puerto Rico Electric Power Authority, Power Revenue Bonds:
BBB+     Baa1     1,000     Refunding, Series U, 6% due 7/01/2014                                                  1,053
BBB+     Baa1     2,600     Series T, 6.375% due 7/01/2004 (g)                                                     2,907


Total Investments (Cost--$443,910)--100.0%                                                                       465,377

Other Assets Less Liabilities--0.0%                                                                                  103
                                                                                                                --------
Net Assets--100.0%                                                                                              $465,480
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FNMA/GNMA Collateralized.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(i)GNMA Collateralized.
(j)Escrowed to maturity.
  *Not rated.
 ++Highest short-term ratings by Moody's Investors Service, Inc.

See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                               75.5%
AA/Aa                                 13.9
A/A                                    5.3
BBB/Baa                                2.3
NR (Not Rated)                         0.2
Other++                                2.8

[FN]
++Temporary investments in short-term municipal securities.


MuniYield California Fund, Inc.
April 30, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$443,909,936) (Note 1a)                         $465,377,239
                    Cash                                                                                          76,532
                    Receivables:
                      Interest                                                             $  7,442,310
                      Securities sold                                                         3,541,681       10,983,991
                                                                                           ------------
                    Prepaid expenses and other assets                                                             17,053
                                                                                                            ------------
                    Total assets                                                                             476,454,815
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   10,493,387
                      Investment adviser (Note 2)                                               193,592       10,686,979
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       288,127
                                                                                                            ------------
                    Total liabilities                                                                         10,975,106
                                                                                                            ------------

Net Assets:         Net assets                                                                              $465,479,709
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $140,000,000
                      Common Stock, par value $.10 per share (20,812,457 shares
                      issued and outstanding)                                              $  2,081,246
                    Paid-in capital in excess of par                                        292,186,986
                    Undistributed investment income--net                                      3,269,810
                    Undistributed realized capital gains on investments--net                  6,474,364
                    Unrealized appreciation on investments--net                              21,467,303
                                                                                           ------------
                    Total--Equivalent to $15.64 net asset value per share
                    Common Stock (market price--$15.6875)                                                    325,479,709
                                                                                                            ------------
                    Total capital                                                                           $465,479,709
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
April 30, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 11,912,186
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,047,709
                    Commission fees (Note 4)                                                    163,736
                    Professional fees                                                            44,516
                    Accounting services (Note 2)                                                 37,975
                    Transfer agent fees                                                          27,151
                    Custodian fees                                                               17,292
                    Directors' fees and expenses                                                 11,319
                    Listing fees                                                                  9,871
                    Pricing fees                                                                  7,838
                    Printing and shareholder reports                                              2,655
                    Other                                                                        11,478
                                                                                           ------------
                    Total expenses                                                                             1,381,540
                                                                                                            ------------
                    Investment income--net                                                                    10,530,646
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          8,712,259
Unrealized Gain     Change in unrealized appreciation on investments--net                                    (14,173,884)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,069,021
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
April 30, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six          For the
                                                                                          Months Ended       Year Ended
                                                                                            April 30,        October 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $ 10,530,646     $ 19,726,136
                    Realized gain on investments--net                                         8,712,259        4,361,725
                    Change in unrealized appreciation on investments--net                   (14,173,884)       4,684,387
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,069,021       28,772,248
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (8,289,796)     (15,659,702)
Shareholders          Preferred Stock                                                        (1,953,320)      (4,036,776)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (1,382,437)              --
                      Preferred Stock                                                          (355,680)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,981,233)     (19,696,478)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               1,999,481          139,682
(Notes 1e & 4):     Proceeds from issuance of Common Stock resulting from
                    reorganization                                                           62,338,657               --
                    Offering costs from issuance of Common Stock resulting from
                    reorganization                                                             (243,170)              --
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                           20,000,000               --
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                             84,094,968          139,682
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             77,182,756        9,215,452
                    Beginning of period                                                     388,296,953      379,081,501
                                                                                           ------------     ------------
                    End of period*                                                         $465,479,709     $388,296,953
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,269,810     $  2,982,280
                                                                                           ============     ============


                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
April 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.         Months Ended                 For the
                                                                  April 30,         Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            1998       1997      1996           1995       1994
Per Share           Net asset value, beginning of period         $  15.98   $  15.44   $  15.18    $  13.91     $  16.60
Operating                                                        --------   --------   --------    --------     --------
Performance:        Investment income--net                            .56       1.17       1.16        1.18         1.23
                    Realized and unrealized gain (loss)
                    on investments--net                              (.21)       .54        .28        1.53        (2.65)
                                                                 --------   --------   --------    --------     --------
                    Total from investment operations                  .35       1.71       1.44        2.71        (1.42)
                                                                 --------   --------   --------    --------     --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                         (.46)      (.93)      (.93)       (.90)       (1.00)
                      Realized gain on investments--net              (.08)        --         --        (.25)        (.07)
                                                                 --------   --------   --------    --------     --------
                    Total dividends and distributions to
                    Common Stock shareholders                        (.54)      (.93)      (.93)      (1.15)       (1.07)
                                                                 --------   --------   --------    --------     --------
                    Capital charge resulting from issuance
                    of Common Stock                                  (.01)        --         --          --           --
                                                                 --------   --------   --------    --------     --------
                    Effect of Preferred Stock activity:++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                       (.12)      (.24)      (.25)       (.25)        (.19)
                        Realized gain on investments--net            (.02)        --         --        (.04)        (.01)
                                                                 --------   --------   --------    --------     --------
                    Total effect of Preferred Stock activity         (.14)      (.24)      (.25)       (.29)        (.20)
                                                                 --------   --------   --------    --------     --------
                    Net asset value, end of period               $  15.64   $  15.98   $  15.44    $  15.18     $  13.91
                                                                 ========   ========   ========    ========     ========
                    Market price per share, end of period        $15.6875   $ 15.875   $ 14.875    $ 13.375     $ 12.125
                                                                 ========   ========   ========    ========     ========

Total Investment    Based on market price per share                 2.24%+++  13.44%     18.68%      20.62%      (16.36%)
Return:**                                                        ========   ========   ========    ========     ========
                    Based on net asset value per share              1.26%+++  10.01%      8.54%      19.33%       (9.69%)
                                                                 ========   ========   ========    ========     ========

Ratios to Average   Expenses                                         .66%*      .67%       .67%        .69%         .66%
Net Assets:***                                                   ========   ========   ========    ========     ========
                    Investment income--net                          5.03%*     5.14%      5.16%       5.48%        5.44%
                                                                 ========   ========   ========    ========     ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                 $325,480   $268,297   $259,082    $254,742     $233,425
                                                                 ========   ========   ========    ========     ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                 $140,000   $120,000   $120,000    $120,000     $120,000
                                                                 ========   ========   ========    ========     ========
                    Portfolio turnover                             74.16%     88.68%     67.48%      69.59%       78.89%
                                                                 ========   ========   ========    ========     ========

Leverage:           Asset coverage per $1,000                    $  3,325   $  3,236   $  3,159    $  3,123     $  2,945
                                                                 ========   ========   ========    ========     ========

Dividends           Series A--Investment income--net             $    412   $    852   $    875    $    882     $    694
Per Share on                                                     ========   ========   ========    ========     ========
Preferred Stock     Series B--Investment income--net             $    348   $    830   $    860    $    864     $    615
Outstanding:++++                                                 ========   ========   ========    ========     ========
                    Series C--Investment income--net             $    163         --         --          --           --
                                                                 ========   ========   ========    ========     ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,  may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++The Fund's Preferred Stock was issued on April 10, 1992 (Series A and B) and February 9, 1998 (Series C).
                ++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield California Fund, Inc.
April 30, 1997


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


MuniYield California Fund, Inc.
April 30, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $304,794,406 and $314,968,844, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 8,483,209    $21,467,303
Financial futures contracts           229,050             --
                                  -----------    -----------
Total                             $ 8,712,259    $21,467,303
                                  ===========    ===========

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $21,467,303, of which $24,772,135 related to appreciated securities and $3,304,832 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $443,909,936.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 increased by 3,896,657 pursuant to a plan of reorganization and by 125,478 as a result of dividend reinvestment and during the year ended October 31, 1997 increased by 8,763 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were:
Series A, 3.52%, Series B, 3.85%, and Series C, 3.519%.

In addition, AMPS shares increased by 800 pursuant to a plan of reorganization. As a result, as of April 30, 1998, there were 5,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), an affiliate of FAM, earned $87,808 as commissions.


MuniYield California Fund, Inc.
April 30, 1997


5. Acquisition of Taurus MuniCalifornia
Holdings, Inc.:
On February 9, 1998, the Fund acquired all of the net assets of Taurus MuniCalifornia Holdings, Inc. pursuant to an agreement and plan of reorganization. The acquisition was accomplished by a tax-free exchange of 5,189,572 Common Stock shares and 800 AMPS shares of Taurus MuniCalifornia Holdings, Inc. for 3,896,657 Common Stock shares and 800 AMPS shares of the Fund. Taurus MuniCalifornia Holdings, Inc.'s net assets on that date of $82,338,657, including $6,378,266 of unrealized appreciation and $944,239 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $472,188,749.


6. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074089 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYC